UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 25, 2007

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION

(Exact Name of Registrants as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-14141 333-46983 (Commission File Number)	13-3937434 13-3937436 (IRS Employer Identification No.)

600 THIRD AVENUE, NEW YORK, NEW YORK (Address of Principal Executive Offices)	10016 (Zip Code)

(212) 697-1111
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 25, 2007, L-3 Communications Holdings, Inc. (the “Company”) issued a press release setting forth the Company’s 2007 third quarter financial results. A copy of this press release is attached hereto as Exhibit 99.

This press release is furnished herewith as Exhibit 99, and shall not be deemed filed for purposes of the Exchange Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(D) EXHIBITS.

Exhibit Number	Title
99	Press release, dated October 25, 2007, issued by L-3 Communications Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION
By:	/s/ Ralph G. D’Ambrosio
Name:	Ralph G. D’Ambrosio
Title:	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: October 25, 2007